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                                                                    EXHIBIT 10.1

[BANK OF TOKYO-MITSUBISHI LOGO]
SECURITIZATION GROUP MEMO

                                 April 15, 2005

David Berardone / Richard Shuttie
York Receivables Funding LLC
631 S. Richland Avenue
Door 100
York, PA 17403

      Re: Facility Termination Date Extension Notice Letter

Dear Mr. Beradone:

      Pursuant to Section 1.10 of the Amended and Restated Receivables Purchase Agreement dated as of May 17, 2004 (as the same may be amended, supplemented or otherwise modified from time to time and in effect in accordance with the terms hereof, the "Agreement"), among YORK RECEIVABLES FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), YORK INTERNATIONAL COPRORATION, a Delaware corporation ("York" or the "Servicer"), GOTHAM FUNDING CORPORATION, a Delaware corporation, as a Conduit Purchaser (together with its permitted assigns, "Gotham"), and THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH ("BTMNY"), as agent for the Gotham Purchaser Group, LIBERTY STREET FUNDING CORP., a Delaware corporation, as a Conduit Purchaser ("Liberty Street"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as agent for the Liberty Street Purchaser Group and BTMNY as administrator for each Purchaser Group a party thereto or that becomes a party thereto (in such capacity, together with any successors in such capacity, the "Administrator"), we hereby provide written notice ("Notice Letter") of the Purchaser Agents decision to grant an extension to the Facility Termination Date as of May 16, 2005 (the "Commencement Date"). The Facility Termination Date shall expire 364 days from the Commencement Date (May 15, 2006).

      This Notice Letter shall become effective as of the date hereof upon receipt by the Agent of counterpart signature pages of this Notice Letter, executed by each of the parties hereto.

      Upon the effectiveness of this Notice Letter, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Notice Letter except for any such representations and warranties that relate to a specific date only.

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      Each of the Seller and the Servicer hereby represents and warrants that this Notice Letter constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

      Each of the Seller and the Servicer hereby represents and warrants that no event or circumstance has occurred and is continuing which constitutes a Termination Event or which, with the giving of notice of the lapse of time, or both, would constitute a Termination Event.

      The Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

      The execution, delivery and effectiveness of this Notice Letter shall not operate as a waiver of any right, power or remedy of any Conduit Purchaser or the Administrator under the Agreement or under any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

      This Notice Letter shall be governed by, and shall be construed in accordance with, the internal laws of the State of New York (including Section 5-1401-1 of the General Obligations Law), but without regard to any other conflicts of law provisions thereof.

      Please acknowledge your agreement with the provisions of this Notice Letter by signing and delivering to the undersigned one original copy of the executed Notice Letter.

Very truly yours,

THE BANK OF TOKYO-MITSUBISHI, LTD.,
as Administrator

By:
Name:
Title:

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Agreed and Accepted on behalf of
GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.,
NEW YORK BRANCH, as Gotham Purchaser Agent

By:
Name:
Title:

Agreed and accepted on behalf of
LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser

By:
Name:
Title:

Agreed and accepted on behalf of
THE BANK OF NOVA SCOTIA,
as Liberty Street Purchaser Agent

By:
Name:
Title:

Agreed and accepted on behalf of
YORK RECEIVABLES FUNDING LLC,
as Seller

By:
Name:
Title:

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